UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: November 30, 2007

Intrepid Global Imaging 3D, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

000-27407	98-0187705
(Commission File Number)	(IRS Employer Identification Number)

William R. Dunavant, Chief Executive Officer / Chief Financial Officer

1615 Walnut Street, 3rd Floor, Philadelphia, PA 19103
(Address of principal executive offices)

(435) 659- 6018
(Registrant’s telephone number, including area code)

2624 Eagle Cove Drive Park City. Utah. 84060
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective November 30, 2007, the Company appointed Ndewura Wayo Issifu as the COO of the Company. Mr. Willian R. Dunavant, Mr. Jose Ramon V. Cortes and Mr. Issifu were also appointed to members of the Board of Directors of the Company to serve until the Company’s next annual meeting of stockholders. Mr. Issifu will also be the Board’s Vice-Chairman.

James R. Mackay was also appointed the Chairman of the Board of Directors of the Company.

Item 8.01 Other Events

The Board also authorized the change in the Corporation’s Principal Executive Offices to 1615 Walnut Street, 3rd Floor, Philadelphia, PA 19103. (215) 972-1601.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

Intrepid Global Imaging 3D, Inc.

Signature	Date

By: /s/ William R. Dunavant	November 30, 2007
Name: William R. Dunavant
Title: Interim CEO